SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 15, 2007
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         0-5411                     23-2413500
(State or other                  (Commission                  (IRS Employer
 jurisdiction of                 File Number)                 Identification
incorporation)                                                   Number)

101 North Pointe Boulevard, Lancaster, Pennsylvania            17601-4133
--------------------------------------------------------------------------------
Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code            (717) 735-8117
                                                           -----------------

              ----------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement

     On August 15, 2007 the Company's Administrative Agreement with The OGC Acquisition Integrity Office, Department of the Navy was amended. This amendment, among other things, extends the term of the Agreement for one additional year.


Item 9.01  Financial Statements and Exhibits

           (d) Exhibits

               10 Amendment No. 1 to Agreement between Herley Industries, Inc. and the Department of the Navy.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HERLEY INDUSTRIES, INC.

                                 By: /s/ Myron Levy
                                     ------------------------------------
                                     Myron Levy
                                     Chairman and Chief Executive Officer

Dated:  August 15, 2007